UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
AMENDMENT NO. 2

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 30, 2012

TAO MINERALS LTD.
(Exact name of registrant as specified in its charter)

Nevada	000-51922	20-1682702
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

Officina 301 Edeficio El Crusero, Carrera 48, 12 Sur – 148 Medellin, Colombia       N/A
(Address of principal executive offices)       (Zip Code)

Registrant’s telephone number, including area code 0115-314-2330

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) Previous independent registered public accounting firm

(i)	On May 30, 2012, Tao Minerals Ltd. (the “Company”) was formally informed by Larry Wolfe of its resignation as the Company’s independent registered public accounting firm.

(ii)

The reports of Larry Wolfe on the Company’s consolidated financial statements as of and for the fiscal years ended January 31, 2011 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle except to indicate that there was substantial doubt about the Company ability to continue as a going concern.

(iii)	The Company’s Board of Directors participated in and approved the decision to change independent registered public accounting firms.

(iv)

During the fiscal years ended January 31, 2011, and through August 20, 2012, there have been no disagreements with Larry Wolfe on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Larry Wolfe would have caused them to make reference thereto in connection with their report on the financial statements for such years.

(v)

The Company has requested that Larry Wolfe furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of the letter provided by Larry Wolfe is filed as Exhibit 16.1 to this Form 8-K.

(b) New independent registered public accounting firm

(i)

On August 3, 2012, the Company engaged Malone Bailey LLP, Certified Public Accounting Firm as its new independent registered public accounting firm. During the two most recent fiscal years and through August 20, 2012, the Company had not consulted with Malone Bailey LLP regarding any of the following:

(ii)	The application of accounting principles to a specific transaction, either completed or proposed;

(iii)

The type of audit opinion that might be rendered on the Company’s consolidated financial statements, and none of the following was provided to the Company: (a) a written report, or (b) oral advice that Malone Bailey LLP concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issue; or

(iv)	Any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

16.1	Letter from Larry Wolfe, C.P.A., to the SEC (incorporated by reference to our Current Report on Form 8-K filed on August 20, 2012)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAO MINERALS LTD.

/s/ James Sikora
James Sikora
President
Date: September 25, 2012